                              Oppenheimer MidCap Fund
                     Supplement dated November 13, 2008 to the
                        Prospectus dated February 20, 2008

This  supplement  amends the  prospectus  of  Oppenheimer  MidCap Fund (the
"Fund")  dated  February 20, 2008 and replaces the  supplements  dated April 28,
2008 and July 1, 2008.

1. Effective  November 17, 2008, the section "How the Fund Is Managed - The
Manager -  Portfolio  Manager"  on page 15 is  deleted  in its  entirety  and is replaced by the following:

     Portfolio  Manager.  The Fund's  portfolio is managed by Ronald J. Zibelli,
Jr., who is primarily  responsible  for the day-to-day  management of the Fund's investments.

     Mr.  Zibelli,  CFA, has been a Vice President of the Manager since May 2006 and  portfolio  manager of the Fund since  November  2008.  Prior to joining the
Manager, he was a Managing Director and Small Cap Growth Team Leader, at Merrill
Lynch  Investment  Managers  from  February  2000 to May 2006.  Prior to joining
Merrill Lynch Investment  Managers,  Mr. Zibelli was a Senior Portfolio  Manager
(U.S.  Small Cap Equity) at Chase Asset  Management at Chase Manhattan Bank. Mr.
Zibelli  is  a  portfolio  manager  and  officer  of  other  portfolios  in  the
OppenheimerFunds complex.

2.  In the  section  titled  "Distribution  and  Service  (12b-1)  Plans  -
Distribution and Service Plans for Class B, Class C, and Class N Shares" on page
27, the fourth  paragraph  is deleted in its  entirety  and is  replaced  by the following:

     The Distributor  currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class B shares  is  therefore
4.00% of the  purchase  price.  The  Distributor  normally  retains  the Class B asset-based sales charge. Effective July 1, 2008, for ongoing purchases of Class
B shares by certain  retirement  plans, the Distributor may pay the intermediary the asset  based  sales  charge  and  service  fee  during  the first year after purchase  instead of paying a sales concession and the first year's service fees at the  time of  purchase.  See the  Statement  of  Additional  Information  for
exceptions.

3. The address  information  following the bullet points at the top of page
33 in the section  titled "How to Sell Shares - How Do You Sell Shares by Mail?"
is deleted in its entirety and is replaced by the following:

                 Use the following address for requests by mail:
                            OppenheimerFunds Services
                                  P.O. Box 5270
                             Denver, Colorado 80217

        Use the following addresses for courier or express mail requests:
                            OppenheimerFunds Services
                             12100 East Iliff Avenue
                                    Suite 300
                             Aurora, Colorado 80014

4.  The following is added to the Fund's prospectus:

     Present or former  officers,  directors,  trustees and employees (and their eligible  family members) of the Fund, the Manager,  its affiliates,  its parent company  and the  subsidiaries  of its  parent  company,  and  retirement  plans established for the benefit of such individuals, are permitted to purchase Class
Y shares of the Fund.

November 13, 2008                                                  PS0745.028